EXHIBIT 10.1

                              CONSULTING AGREEMENT

1.       Parties

         1.1. This consulting agreement (this "Agreement") is made and entered into effective as of July 10, 2000 (the "Effective Date") by and between newagecities.com, Inc. (the "Company"), an Idaho corporation, with its principal office located at 1141 South Rogers Circle, Suite 7, Boca Raton, Florida 33487, and Phillip W. Johnston (the "Consultant"), a Turks and Caicos resident, whose address is PBM ARAWAK House, Front Street, Grand Turk, Turks and Caicos Islands, British West Indies.

2.       Recitals

         2.1. The Company is a virtual, B2C vertical roll-up of the New Age and alternative health communities that seeks to provide the most comprehensive online source of related products, services, and interactive educational and informational content available, creating one of the most demographically targeted network of Web sites on the Internet. The Company is actively seeking to increase the public's awareness of its presence, products and services worldwide, to promote its branded identity across the spectrum of products and services that it offers, and to increase the stickiness of its Website from users outside of the US. The Company's current marketing efforts have been directed primarily to the US market, and it now wishes to increase those efforts worldwide. In addition, the Company seeks to expand its vertical roll-up efforts by identifying target companies as acquisition candidates worldwide.

         2.2.  The   Consultant  has  developed   meaningful   contacts  with  a
significant number of B2C Internet companies located primarily in western Europe, and to a lesser extent in eastern Europe and Asia, that offer products and services that may be synergistically compatible with those the Company offers and proposes to offer.

         2.3. The Company wishes to engage the services of the Consultant as an independent contractor to advise and consult with it with respect to (i) increasing the public's awareness of the Company's presence, products and services worldwide, promoting its branded identity across the spectrum of products and services that it offers and increasing the stickiness of its Website, primary through exploring strategic alliances, partnering opportunities and other cooperative ventures with the Consultant's contacts referred to in paragraph 2 above, (ii) the Company's expansion into non-US markets, primarily in western Europe, but also in eastern Europe, Asia and other markets worldwide, and (iii) to identify and evaluate possible acquisition candidates and marketing opportunities for the Company in those markets, all on the terms and subject to the conditions set forth in this Agreement.

         2.4. The Consultant is willing to accept this engagement, on the terms and subject to the conditions set forth in this Agreement.







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3.       Engagement

         3.1. ENGAGEMENT. The Company hereby engages the Consultant to perform the Services set forth in paragraph 3.4 for the Term set forth in paragraph 3.2, and the Consultant hereby accepts this engagement, on the terms and subject to the conditions set forth in this Agreement

         3.2. TERM. The term of this engagement shall be for the one year period beginning on July 10, 2000, and ending on July 10, 2001 (the "Term"), unless sooner terminated as provided in paragraph 7.1 below.

         3.3. RELATIONSHIP. The relationship between the Company and the Consultant created by this Agreement is that of independent contractors, and the Consultant is not and shall not be deemed to be an employee of the Company for any purpose.

         3.4. SERVICES. The services that the Consultant shall render to the Company under this Agreement (the "Services") are and shall be limited to the following:

                  (a) The Consultant shall, from time to time as the Company may request, solely for the Company's benefit and not for the benefit of any third party, advise and consult with the Company's board of directors (the "Board") and executive officers with respect to (i) increasing the public's awareness of the Company's presence, products and services worldwide, promoting its branded identity across the spectrum of products and services that it offers and increasing the stickiness of its Website, primary through exploring strategic alliances, partnering opportunities and other cooperative ventures with the Consultant's contacts referred to in paragraph 2 above, (ii) the Company's expansion into non-US markets, primarily in western Europe, but also in eastern Europe, Asia and other markets worldwide, and (iii) the Company's merger and acquisition strategies, including the identification and evaluation of targets in Europe, Asia and other non-US markets.

                  (b) If requested by the Board, the Consultant will prepare and deliver to the Board the following documents (collectively, the "Opinions"): (i) a formal valuation (the "Valuation") of the target and, if requested by the Board, a valuation of any non-cash consideration being offered for the target;
(ii) an opinion (the "Fairness Opinion") as to the fairness from a financial point of view of the target to the Company's minority stockholders. If requested by the Board, the Consultant shall also prepare summaries of the Opinions, which the Company may include in any circulation regarding its acquisition of the target.

                  (c) The Consultant shall prepare the Opinions in accordance with his professional judgment, and the Opinions shall comply with applicable securities laws requirements. The Consultant and his legal counsel shall consult with the Board and its legal counsel at the request of either with respect to any legal matters related to a proposed Opinion prior to its delivery. Any advice or opinions (including the Opinions) to be delivered by the Consultant shall be made subject to and based upon such limitations, qualifications and reservations as the Consultant, in his judgment, deems necessary or prudent under the circumstances.


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                  (d) The  Company  shall not cause,  permit or allow any of the
Opinions or other oral or written opinions or advice rendered by the Consultant under this Agreement to be reproduced or published, or furnished to or used by any third party, in whole or in part, without the Consultant's prior written consent (except as may be required by applicable securities laws, and then only after consultation with the Consultant). Such consent shall extend only to the disclosure of the specific Opinion in the particular document as described in the consent, and will not extend to any subsequent disclosure in any other document. Any document prepared by or on behalf of the Company or the Board that contains or refers to any Opinion or portion thereof shall be provided to the Consultant and his legal counsel for review prior to its use, and shall be in form and substance satisfactory to the Consultant and his legal counsel. The Consultant shall have no responsibility for any such disclosure or document, except for his Opinions or summaries thereof prepared by him.

                  (e) The Consultant shall be entitled at any time to withdraw, amend or supplement any Opinion in the event that he reasonably concludes that there has been a material change in the factors upon which that Opinion is based and, that, as a result thereof, there has been a material change in the Valuation following the dates thereof and prior to the completion of the Company's acquisition of the target.

         3.5. NO CAPITAL RAISING SERVICES. The Services do not include consulting with or advising or assisting the Company, in any manner with in connection with the offer or sale of securities in any capital-raising transaction, or to directly or indirectly promote or maintain a market for any of the Company's securities.

         3.6. LOCATION. The Company and the Consultant intend that the Services shall be rendered primarily from the Consultant's offices, in Turks & Cacios, and in any event outside of the United States, and that the Services may be rendered by telephone and by encrypted, secure e-mail communication. The Consultant shall not be required to perform any services in the United States, or in any manner that would subject the Consultant's Fee define in paragraph 4.1below to US federal or state income taxation. The Consultant shall, if requested by the Company and at the Company's expense, attend meetings of the Company's board of directors (the "Board") not more frequently than quarterly, provided that the Company shall have provided the Consultant with an opinion of tax counsel satisfactory to the Consultant that doing so will not subject the Consultant's Fee to US federal income taxation. The Consultant shall be reasonably available by telephone to consult with the Board at regular and special meetings thereof.

         3.7. TIME; NON-EXCLUSIVE. The Consultant shall devote as much time to the performance of the Services as is reasonably necessary, but the Consultant shall not required to devote any fixed number of hours or days to the performance of the Services. The Company recognizes that the Consultant has and will continue to have other clients and business, and agrees that this engagement is non-exclusive.

         3.8. SUPPORT STAFF AND FACILITIES. The Consultant shall furnish his own support staff, office, telephone, and other facilities and equipment necessary to the performance of the Services, and the Company shall not be required to provide the Consultant with any such staff, facilities or equipment.




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4.       The Consultant's Fee and Expenses.

         4.1. THE CONSULTANT'S FEE. The Company shall issue and deliver to the Consultant, as a fee for his Services under this Agreement (the "Consultant's Fee"), 500,000 shares of the Company's common stock (the "Shares"). The Consultant's Fee shall be fully earned and non-refundable in consideration of his execution of this Agreement. Promptly upon the execution of this Agreement, the Company shall file a registration statement on Form S-8 (the "Registration Statement") with the Securities and Exchange Commission (the "SEC"). The Company shall issue and deliver the Shares to the Consultant promptly after filing the Registration Statement.

         4.2. OFFSET; WITHHOLDING; TAXES. The Company shall pay the Consultant's Fee to the Consultant without offset, deduction or withholding of any kind or for any purpose. The Consultant shall pay any federal, state and local taxes payable by him with respect to the Consultant's Fee, and shall indemnify the Company against and hold it harmless from any such taxes.

         4.5. EXPENSES. Except for expenses incurred in attending meetings of the Board as set forth in paragraph 3.6 above, the Consultant shall pay all expenses incurred by him in connection with his performance of the Services under this Agreement, except for such expenses as the Company shall expressly agree in writing to pay.

5.       Representations, Warranties and Covenants:

         5.1. The Company represents and warrants to and covenants with the Consultant that:

                  (A) INCORPORATION, GOOD STANDING, AND DUE QUALIFICATION. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation; has the corporate power and authority to own its assets and to transact the business in which it is now engaged and proposes to be engaged in; and is duly qualified as a foreign corporation and in good standing under the laws of each other jurisdiction in which such qualification is required.

                  (B) CORPORATE POWER AND AUTHORITY. The execution, delivery and performance by the Company of this Agreement, including the issuance of the Shares have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of the Company's stockholders;
(ii) contravene the Company's charter or bylaws; (iii) violate any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to the Company;
(iv) result in a breach of or constitute a default under any agreement or other instrument to which the Company is a party.

                  (C) LEGALLY ENFORCEABLE AGREEMENT. This Agreement is, and the Option, when delivered under this Agreement will be, legal, valid and binding obligations of the Company, enforceable against it in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors' rights generally.

                  (D) THE SHARES.   The  Shares are duly and validly authorized,
and when issued will be fully paid and nonassessable.



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         5.2.     The Consultant  represents and warrants  to and covenants with the Company that:

                  (a) The Consultant is an accredited investor as defined in SEC Rule 501(a).

                  (b) The Consultant has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of his election to receive the Consultant's Fee in the form of the Shares, rather than in cash.

6.       Conditions Precedent.

         6.1. The Consultant's obligation to perform this Agreement is subject to the conditions precedent that the Company shall have filed the Registration Statement and issued and delivered the Shares to the Consultant pursuant thereto.

7.       Termination.

         7.1. This  Agreement  may be terminated  prior to the expiration of the
 Term:

                  (a) By the Company at any time by giving the Consultant written notice of its election to do so; or

                  (b) By the Consultant by giving the Company written notice of its election to do so, if any representation or warranty of the Company contained in this Agreement is materially inaccurate as of the Effective Date, or if the Company (i) has breached any warranty, covenant or other provision of this Agreement in any material respect; or (ii) has committed an unlawful act or gross negligence or willful misconduct in the performance of this Agreement.

8.       General Provisions.

         8.1. ENTIRE AGREEMENT; MODIFICATION; WAIVERS. This Agreement contains the entire agreement of the parties, and supersedes any prior agreements with respect to its subject matter. There are no agreements, understandings or arrangements of the parties with respect to the subject matter of this Agreement that are not contained herein. This Agreement shall not be modified except by an instrument in writing signed by the parties. No waiver of any provision of this Agreement shall be effective unless made in writing and signed by the party making the waiver. The waiver of any provision of this Agreement shall not be deemed to be a waiver of any other provision or any future waiver of the same provision.

         8.2. NOTICES. All notices given under this Agreement shall be in writing, addressed to the parties as set forth below, and shall be effective on the earliest of (i) the date received, or (ii) on the second business day after delivery to a major international air delivery or air courier service (such as Federal Express or Network Couriers):


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         IF TO THE COMPANY:                             IF TO THE CONSULTANT:

         newagecities.com, Inc.                         Mr. Phillip W. Johnston
         Suite 7                                        PBM ARAWAK House
         1141 South Rogers Circle                       Front Street, Grand Turk
         Boca Raton, Florida 33487                      Turks and Caicos Islands
         Attention: Mr. Joe Ardito, Jr., CEO            British West Indies


         8.3. DISPUTE RESOLUTION. Any controversy or claim arising out of or relating to this Agreement (whether in contract or tort, or both) shall be determined by binding arbitration at Grand Turk, Turks and Caicos Islands, in accordance with the Commercial Arbitration Rules of the International Chamber of Commerce, by a panel of three arbitrators, one chosen by each of the parties and the third by the two so chosen. If the two arbitrators cannot agree on a third, then the third shall be appointed in accordance with such rules. The prevailing party in any arbitration proceeding shall be awarded reasonable attorneys fees and costs of the proceeding. The arbitration award shall be final, and may be entered in and enforced by any court having jurisdiction.

         8.4. LAW GOVERNING. This Agreement shall be construed and enforced in accordance with the laws of the Turks & Caicos Islands; provided, however, if any provision of this Agreement is unenforceable under the laws of the Turks and Caicos Islands but is enforceable under the laws of the State of Florida, then the laws of the State of Florida shall govern the construction and enforcement of that provision.

         8.5. BINDING EFFECT. This Agreement shall be binding on, and shall inure to the benefit of the parties and their respective successors in interest.

         8.6. CONSTRUCTION, COUNTERPARTS. This Agreement shall be construed as a whole and in favor of the validity and enforceability of each of its provisions, so as to carry out the intent of the parties as expressed herein. Heading are for the convenience of reference, and the meaning and interpretation of the text of any provision shall take precedence over its heading. This Agreement may be signed in one or more counterparts, each of which shall constitute an original, but all of which, taken together shall constitute one agreement.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date set forth after their respective signatures, effective as of the Effective Date

         THE COMPANY:                                         THE CONSULTANT:

         newagecities.com, Inc.                              Phillip W. Johnston


         BY: /S/ JOSEPH ARDITO, JR.                      /S/ PHILLIP W. JOHNSTON
            ----------------------------                 -----------------------
                  Joseph Ardito Jr., CEO

         DATE SIGNED JULY 10, 2000                      DATE SIGNED JULY 10,2000
              --------------------------                ------------------------




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